                                                                    EXHIBIT 99.7


CASE NAME:     KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:   401-40784-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                    NORTHERN       DISTRICT OF        TEXAS
              -------------------               ---------------------
                       FORT WORTH                    DIVISION
              ----------------------------------

                            MONTHLY OPERATING REPORT

              MONTH ENDING:      FEBRUARY 28, 2001
                           ------------------------------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                       TREASURER
-------------------------------------------         --------------------------
Original Signature of Responsible Party                       Title

JOSEPH P. TOMCZAK                                        APRIL 13, 2001
-------------------------------------------         --------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
-------------------------------------------         --------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       APRIL 13, 2001
-------------------------------------------         --------------------------
Printed Name of Preparer                                      Date

CASE NAME:    KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 1

CASE NUMBER:  401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED          MONTH
    ASSETS                                                       AMOUNT            Feb-01              MONTH              MONTH
    ------                                                      ---------          ------              -----              -----

    1.  Unrestricted Cash (Footnote)                                41,683                 0
    2.  Restricted Cash
    3.  Total Cash                                                  41,683                 0                 0                  0
    4.  Accounts Receivable (Net) (Footnote)                     7,974,696         4,933,430
    5.  Inventory (Footnote)                                    14,793,828         7,980,684
    6.  Notes Receivable                                                                   0
    7.  Prepaid Expenses (Footnote)                                196,584           172,282
    8.  Other (Attach List)                                          6,598                98                 0                  0
    9.  Total Current Assets                                    23,013,389        13,086,495                 0                  0
    10. Property, Plant & Equip. (Footnote)                     32,082,187        28,603,697
    11. Less: Accumulated Depreciation (Footnote)               (7,696,543)       (6,643,000)
    12. Net Property, Plant & Equipment                         24,385,644        21,960,698                 0                  0
    13. Due From Insiders
    14. Other Assets - Net of Amortization (Attach List)         8,369,096         8,347,100
    15. Other (Attach List)                                     13,541,943        20,020,858                 0                  0
    16. Total Assets                                            69,310,072        63,415,150                 0                  0

    POST PETITION LIABILITIES

    17. Accounts Payable                                                              15,192
    18. Taxes Payable                                                                105,632
    19. Notes Payable
    20. Professional Fees
    21. Secured Debt
    22. Other (Attach List)                                                        1,366,523                 0                  0
    23. Total Post Petition Liabilities                                            1,487,347                 0                  0

    PRE PETITION LIABILITIES

    24. Secured Debt (Footnote)                                 75,885,064        63,113,388
    25. Priority Debt (Footnote)                                 1,383,756                 0
    26. Unsecured Debt (Footnote)                                5,139,545         3,842,137
    27. Other (Attach List)                                    197,008,999       197,509,594                 0                  0
    28. Total Pre Petition Liabilities                         279,417,364       264,465,120                 0                  0
    29. Total Liabilities                                      279,417,364       265,952,467                 0                  0

    EQUITY

    30. Pre Petition Owners' Equity                                             (210,107,292)
    31. Post Petition Cumulative Profit Or (Loss)                                 (5,079,240)
    32. Direct Charges To Equity (Attach Explanation Footnote)                    12,649,215
    33. Total Equity                                                            (202,537,316)                0                  0
    34. Total Liabilities and Equity                                             (63,415,150)                0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:  401-40784-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                                   SCHEDULED     MONTH
    ASSETS                                                          AMOUNT       Feb-01             MONTH           MONTH
    ------                                                         ---------     ------             -----           -----

     A.   Security Deposits                                          6,598             98
     B.
     C.
     D.
     E.
     TOTAL OTHER ASSETS -  LINE 8                                    6,598             98               0              0

     A.   Goodwill: Consolidated Forest Products                 8,369,096      8,347,100
     B.
     C.
     D.
     E.
     TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14           8,369,096      8,347,100               0              0

     A.   Intercompany Receivables (Footnote)                   13,541,943     20,020,858
     B.
     C.
     D.
     E.
     TOTAL OTHER ASSETS -  LINE 15                              13,541,943     20,020,858               0              0

     POST PETITION LIABILITIES

     A.   Accrued Payroll                                                         847,056
     B.   Accrued Liabilities (Footnote)                                          519,467
     C.
     D.
     E.
     TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                           1,366,523               0              0

     PRE PETITION LIABILITIES

     A.   Interco. Payables (Footnote)                          68,508,999     69,009,594
     B.   10 3/8% Senior Sub. Notes                            105,000,000    105,000,000
     C.   Sr. Sub. Exchangeable Notes                           23,500,000     23,500,000
     D.
     E.
     TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27           197,008,999    197,509,594               0              0

CASE NAME:   KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 2

CASE NUMBER: 401-40784-BJH-11


INCOME STATEMENT

                                                        MONTH                                                QUARTER
     REVENUES                                           Feb-01               MONTH             MONTH          TOTAL
     --------                                           ------               -----             -----         -------

     1.  Gross Revenues                                9,497,654                                  0         9,497,654
     2.  Less: Returns & Discounts                      (236,301)                                            (236,301)
     3.  Net Revenue                                   9,261,353                 0                0         9,261,353

     COST OF GOODS SOLD

     4.  Material                                      8,167,587                                            8,167,587
     5.  Direct Labor                                    307,854                                              307,854
     6.  Direct Overhead                                 307,731                                              307,731
     7.  Total Cost of Goods Sold                      8,783,172                 0                0         8,783,172
     8.  Gross Profit                                    478,181                 0                0           478,181

     OPERATING EXPENSES

     9.  Officer / Insider Compensation                   46,386                                               46,386
     10. Selling & Marketing                               2,786                                                2,786
     11. General & Administrative                         50,247                                               50,247
     12. Rent & Lease                                     97,786                                               97,786
     13. Other (Attach List)                             659,068                 0                0           659,068
     14. Total Operating Expenses                        856,273                 0                0           856,273
     15. Income Before Non-Operating
         Income & Expense                               (378,092)                0                0          (378,092)

     OTHER INCOME & EXPENSES

     16. Non-Operating Income (Att List)                  (2,423)                0                0            (2,423)
     17. Non-Operating Expense (Att List)              4,661,402                 0                0         4,661,402
     18. Interest Expense                                  1,266                                                1,266
     19. Depreciation / Depletion                         40,902                                               40,902
     20. Amortization                                                                                               0
     21. Other (Attach List)                                                                                        0
     22. Net Other Income & Expenses                  (4,701,147)                0                0        (4,701,147)

     REORGANIZATION EXPENSES

     23. Professional Fees                                                                                          0
     24. U.S. Trustee Fees                                                                                          0
     25. Other (Attach List)                                   0                 0                0                 0
     26. Total Reorganization Expenses                         0                 0                0                 0
     27. Income Tax                                                                                                 0
     28. Net Profit (Loss)                            (5,079,239)                0                0        (5,079,239)

This form     does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:  401-40784-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                        MONTH                                                QUARTER
     OPERATING EXPENSES                                 Feb-01               MONTH             MONTH          TOTAL
     ------------------                                 ------               -----             -----         -------

     A.   Payroll & Employee Benefits                  473,634                                                473,634
     B.   Insurance Expense                             98,171                                                 98,171
     C.   Utilities and Telephone                       30,707                                                 30,707
     D.   Taxes                                         56,556                                                 56,556
     E.                                                                                                             0
     TOTAL OTHER OPERATING EXPENSES - LINE 13          659,068                  0                 0           659,068

     OTHER INCOME & EXPENSES

     A.   Miscellaneous Income                          (2,423)                                                (2,423)
     B.                                                                                                             0
     C.                                                                                                             0
      TOTAL NON-OPERATING INCOME - LINE 16              (2,423)                 0                 0            (2,423)

     A.   Interco. working capital charge              163,912                                                163,912
     B.   Intercompany management fee                  103,823                                                103,823
     C.   Intercompany royalty fee                     277,234                                                277,234
     D.   Intercompany interest charges                620,186                                                620,186
     E.   Loss on sale of Design Comp. (Footnote)    3,496,247                                              3,496,247
     F.                                                                                                             0
     G.
      TOTAL NON-OPERATING EXPENSE - LINE 17          4,661,402                  0                 0         4,661,402

     REORGANIZATION EXPENSES

     A.                                                                                                             0
     B.                                                                                                             0
     C.                                                                                                             0
     D.                                                                                                             0
     E.                                                                                                             0
     TOTAL OTHER REORGANIZATION EXPENSES - LINE 25           0                  0                 0                 0

CASE NAME:   KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 3

CASE NUMBER: 401-40784-BJH-11


     CASH RECEIPTS AND                                   MONTH                                               QUARTER
     DISBURSEMENTS                                       Feb-01              MONTH            MONTH           TOTAL
     -----------------                                   ------              -----            -----          -------

     1.  Cash - Beginning Of Month                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE                       0

     RECEIPTS FROM OPERATIONS

     2.  Cash Sales                                                                              0                 0

     COLLECTION OF ACCOUNTS RECEIVABLE

     3.  Pre Petition                                                                                              0
     4.  Post Petition                                                                                             0
     5.  Total Operating Receipts                             0                 0                0                 0

     NON-OPERATING RECEIPTS

     6.  Loans & Advances (Attach List)                       0                 0                0                 0
     7.  Sale of Assets                                                                                            0
     8.  Other (Attach List)                                  0                 0                0                 0
     9.  Total Non-Operating Receipts                         0                 0                0                 0
     10. Total Receipts                                       0                 0                0                 0
     11. Total Cash Available                                                   0                0                 0

     OPERATING DISBURSEMENTS

     12. Net Payroll                                                                                               0
     13. Payroll Taxes Paid                                                                                        0
     14. Sales, Use & Other Taxes Paid                                                                             0
     15. Secured / Rental / Leases                                                                                 0
     16. Utilities                                                                                                 0
     17. Insurance                                                                                                 0
     18. Inventory Purchases                                                                                       0
     19. Vehicle Expenses                                                                                          0
     20. Travel                                                                                                    0
     21. Entertainment                                                                                             0
     22. Repairs & Maintenance                                                                                     0
     23. Supplies                                                                                                  0
     24. Advertising                                                                                               0
     25. Other (Attach List)                                                    0                0                 0
     26. Total Operating Disbursements                        0                 0                0                 0

     REORGANIZATION DISBURSEMENTS

     27. Professional Fees                                                                                         0
     28. U.S. Trustee Fees                                                                                         0
     29. Other (Attach List)                                  0                 0                0                 0
     30. Total Reorganization Expenses                        0                 0                0                 0
     31. Total Disbursements                                  0                 0                0                 0
     32. Net Cash Flow                                        0                 0                0                 0
     33. Cash - End of Month                                  0                 0                0                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                           SUPPLEMENT TO
                                                              ACCRUAL BASIS - 3
CASE NUMBER:  401-40784-BJH-11



                                          KEVCO        KEVCO           KEVCO         KEVCO      KEVCO        KEVCO
                                         DIST LP       MFG.LP           MGMT        HOLDING   COMPONENTS      INC         TOTAL
                                       -----------   -----------    -----------    ---------  ----------   ---------   -----------

 1 CASH-BEGINNING OF MONTH                  41,421        41,683      6,557,975          232         134       1,000     6,642,445

  RECEIPTS FROM OPERATIONS
 2 CASH SALES                              253,667            --                                                           253,667
  COLLECTION OF ACCOUNTS RECEIVABLE
 3 PRE PETITION                         13,527,813     6,073,470                                                        19,601,283
 4 POST PETITION                         2,122,364     1,535,289                                                         3,657,653

 5 TOTAL OPERATING RECEIPTS             15,903,844     7,608,759             --           --          --          --    23,512,603

  NON OPERATING RECEIPTS
 6 LOANS & ADVANCES                                           --                                                                --
 7 SALE OF ASSETS                                     11,782,255                                                        11,782,255
 8 OTHER                                                      --      1,104,148                                          1,104,148
        SALE EXPENSE REIMBURSEMENT                                       21,500
        ADP ADVANCE                      1,020,000
        INTEREST INCOME                     62,648

 9 TOTAL NON OPERATING RECEIPTS                 --    11,782,255      1,104,148           --          --          --    12,886,403

10 TOTAL RECEIPTS                       15,903,844    19,391,014      1,104,148           --          --          --    36,399,006

11 CASH AVAILABLE                       15,945,265    19,432,697      7,662,123          232         134       1,000    43,041,451

  OPERATING DISBURSEMENTS
12 NET PAYROLL                             513,728       859,526         75,595                                          1,448,849
13 PAYROLL TAXES PAID                           --       611,823                                                           611,823
14 SALES, USE & OTHER TAXES PAID            12,074         1,812            595                                             14,481
15 SECURED/RENTAL/LEASES                   191,535        82,579        108,322                                            382,436
16 UTILITIES                                10,705         3,181         25,786                                             39,672
17 INSURANCE                                 4,337            --        236,564                                            240,901
18 INVENTORY PURCHASES                   5,836,642     3,814,900                                                         9,651,542
19 VEHICLE EXPENSE                          68,467         1,237                                                            69,704
20 TRAVEL                                   30,855        21,803            169                                             52,827
21 ENTERTAINMENT                            14,203         1,766              6                                             15,975
22 REPAIRS & MAINTENANCE                       764         3,188            256                                              4,208
23 SUPPLIES                                  2,334        52,289            221                                             54,844
24 ADVERTISING                                  --            --             --                                                 --
25 OTHER                                   190,513       118,812        629,428           --          --          --       938,753
        FREIGHT                            184,578        82,949                                                           267,527
        CONTRACT LABOR                       1,033            --         50,000                                             51,033
        401 K PAYMENTS                                        --        149,278                                            149,278
        PAYROLL TAX ADVANCE ADP                                         398,126                                            398,126
        WAGE GARNISHMENTS                                                14,484                                             14,484
        MISC                                 4,902        35,863         17,540                                             58,305

26 TOTAL OPERATING DISBURSEMENTS         6,876,157     4,961,093      1,688,765           --          --          --    13,526,015

  REORGANIZATION DISBURSEMENTS
27 PROFESSIONAL FEES                                          --                                                                --
28 US TRUSTEE FEES                                            --                                                                --
29 OTHER                                 9,027,579    14,527,600    (11,772,924)          --          --          --    11,782,255
        LOAN PAYMENTS                                 11,782,255                                                        11,782,255
        INTERCOMPANY TRANSFERS           9,027,579     2,745,345    (11,772,924)                                                --
                                                                                                                                --
                                                              --

30 TOTAL REORGANIZATION EXPENSE          9,027,579    14,527,600    (11,772,924)          --          --          --    11,782,255

31 TOTAL DISBURSEMENTS                  15,903,736    19,488,693    (10,084,159)          --          --          --    25,308,270

32 NET CASH FLOW                               108       (97,679)    11,188,307           --          --          --    11,090,736
                                       -----------   -----------    -----------    ---------   ---------   ---------   -----------

33 CASH- END OF MONTH                       41,529       (55,996)    17,746,282          232         134       1,000    17,733,181
                                       ===========   ===========    ===========    =========   =========   =========   ===========

CASE NAME:     KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11

                                                     SCHEDULED                MONTH
    ACCOUNTS RECEIVABLE AGING                         AMOUNT                 Feb-01                MONTH                     MONTH
    -------------------------                        ---------               ------                -----                     -----

    1.   0 - 30                                                             4,468,648
    2.   31 - 60                                                              464,782
    3.   61 - 90
    4.   91 +
    5.   Total Accounts Receivable                   7,974,696              4,933,430                 0                         0
    6.   (Amount Considered Uncollectible)
    7.   Accounts Receivable (Net)                   7,974,696              4,933,430                 0                         0

    AGING OF POST PETITION                              MONTH: February-01
     TAXES AND PAYABLES

                                                 0 - 30             31 - 60              61 - 90             91 +
    TAXES PAYABLE                                 DAYS                DAYS                 DAYS              DAYS          TOTAL
    -------------                                ------             -------              -------             ----          -----

    1.   Federal                                                                                                                  0
    2.   State                                                                                                                    0
    3.   Local                                                                                                                    -
    4.   Other (See Below)                        105,632             -                       -                 -           105,632
    5.   Total Taxes Payable                      105,632             -                       -                 -           105,632
    6.   Accounts Payable                          15,192                                                                    15,192

                                                        MONTH: February-01

    STATUS OF POST PETITION TAXES

                                                BEGINNING TAX      AMOUNT WITHHELD                           ENDING TAX
    FEDERAL                                       LIABILITY *       AND/OR ACCRUED      (AMOUNT PAID)        LIABILITY
    -------                                     -------------      ---------------      -------------        ---------

    1.   Withholding **                                                  120,888          (120,888)                  0
    2.   FICA - Employee **                                               87,249           (87,249)                  0
    3.   FICA - Employer **                                               87,249           (87,249)                  0
    4.   Unemployment                                                      7,590            (7,590)                  0
    5.   Income                                                                                                      0
    6.   Other (Attach List)                            0                      0                 0                   0
    7.   Total Federal Taxes                            0                302,976          (302,976)                  0

    STATE AND LOCAL

    8.   Withholding                                                      27,915           (27,915)                  0
    9.   Sales (Footnote)                                                 15,389                                15,389
    10.  Excise                                                                                                      0
    11.  Unemployment                                                     11,097           (11,097)                  0
    12.  Real Property                                                                                               0
    13.  Personal Property (Footnote)                                     90,243                                90,243
    14.  Other (Attach List)                            0                      0                 0                   0
    15.  Total State And Local                          0                144,644           (39,012)            105,632
    16.  Total Taxes                                    0                447,620          (341,988)            105,632


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 5

CASE NUMBER:  401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                               MONTH:                 February-01

    BANK RECONCILIATIONS                             Account # 1         Account # 2
    --------------------                             -----------         -----------
    A.  BANK:
    B.  ACCOUNT NUMBER:                                                                      Other Accounts
    C.  PURPOSE (TYPE):                                                                       (Attach List)         TOTAL

    1.  Balance Per Bank Statement                   SEE FOOTNOTE                                                       0
    2.  Add: Total Deposits Not Credited                                                                                0
    3.  Subtract: Outstanding Checks                                                                                    0
    4.  Other Reconciling Items                                                                                         0
    5.  Month End Balance Per Books                                                                                     0
    6.  Number of Last Check Written


    INVESTMENT ACCOUNTS

    BANK, ACCOUNT NAME & NUMBER                    DATE OF PURCHASE        TYPE OF INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
    ---------------------------                    ----------------        ------------------      --------------     -------------
    7.
    8.
    9.
    10. (Attach List)                                                                                       0                 0
    11. Total Investments                                                                                   0                 0

    CASH

    12. Currency On Hand                                                                                                      0
    13. Total Cash - End of Month                                                                                             0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 6

CASE NUMBER:  401-40784-BJH-11
                                                            MONTH:  February-01
                                                                  --------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                    TYPE OF                AMOUNT         TOTAL PAID
            NAME                    PAYMENT                 PAID            TO DATE
    ---------------------           -------                ------         ----------

    1.   Lee Denham              Payroll                   10,386            10,386
    2.   Lee Denham              Expense Reimb.               254               254
    3.
    4.
    5.   (Attach List)                                          0                 0
    6.   Total Payments
         To Insiders                                       10,640            10,640

                                 PROFESSIONALS


                                                   DATE OF
                                                 COURT ORDER                                                       TOTAL
                                                 AUTHORIZING          AMOUNT        AMOUNT      TOTAL PAID        INCURRED
                   NAME                            PAYMENT           APPROVED        PAID        TO DATE          & UNPAID *
  ---------------------------------------        -----------         --------       ------      ----------        ----------
  1.
  2.
  3.
  4.
  5.      (Attach List)                                                    -           -               -                  -
  6.      Total Payments To Professionals                                  -           -               -                  -

* Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS



                                                                SCHEDULED      AMOUNTS
                                                                  MONTHLY        PAID             TOTAL
                                                                 PAYMENTS       DURING         UNPAID POST
                 NAME OF CREDITOR                                  DUE           MONTH           PETITION
  -------------------------------------------                   ---------      -------         -----------

  1.      Bank of America (Footnote)                               N/A        $ 11,782,255     $ 63,113,388
  2.      Status of Leases Payable (Footnote)
  3.
  4.
  5.      (Attach List)                                                0                 0                0
  6.      TOTAL                                                        0      $ 11,782,255     $ 63,113,388

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 7

CASE NUMBER:  401-40784-BJH-11
                                                         MONTH:    February-01
QUESTIONNAIRE                                                  -----------------

                                                                                                                YES       NO
                                                                                                                ---       --
     1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?   x
     2.  Have any funds been disbursed from any account other than a debtor in possession account?                         x
     3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                 x
     4.  Have any payments been made on Pre Petition Liabilities this reporting period?                          x
     5.  Have any Post Petition Loans been received by the debtor from any party?                                          x
     6.  Are any Post Petition Payroll Taxes past due?                                                                     x
     7.  Are any Post Petition State or Federal Income Taxes past due?                                                     x
     8.  Are any Post Petition Real Estate Taxes past due?                                                                 x
     9.  Are any other Post Petition Taxes past due?                                                                       x
     10. Are any amounts owed to Post Petition creditors delinquent?                                                       x
     11. Have any Pre Petition Taxes been paid during the reporting period?                                                x
     12. Are any wage payments past due?                                                                                   x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

         SEE FOOTNOTES


INSURANCE

                                                                                                                YES        NO
                                                                                                                ---        --
     1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?         x
     2.  Are all premium payments paid current?                                                                  x
     3.  Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

         TYPE OF POLICY                  CARRIER                           PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
     --------------------           ----------------------             ----------------------     --------------------------
     Property                       Lexington, Allianz                     5/29/00-5/29/01          Annual      $   171,771
     Group Health                   Blue Cross/Blue Shield             Debtor is self-insured       Annual        1,709,506
     Auto                           Liberty Mutual                          9/1/00-9/1/01           Annual          101,505
     General Liability              Liberty Mutual                          9/1/00-9/1/01           Annual          141,519
     Umbrella                       National Union                          6/1/00-9/1/01           Annual           46,651
     Workers Compensation           Liberty Mutual                          9/1/00-9/1/01           Annual          644,601

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP

CASE NUMBER:  401-40784-BJH-11
                                                        MONTH: FEBRUARY 28, 2001
                                                              ------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


ACCRUAL
BASIS
FORM             LINE
NUMBER           NUMBER                                   FOOTNOTE / EXPLANATION
---------------- ------------- ------------------------------------------------------------------------------
1                1             Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
3                1             Existing Forms and Records; (2) Authorizing Maintenance of Existing
                               Corporate Bank Accounts and Cash Management System; and (3) Extending Time
                               to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                               Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor,
                               Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account.
                               A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis
                               -3. Debtor does maintain several small petty cash accounts for use by its operating divisions. These petty cash accounts are included in the cash supplement schedule.

1                1             Kevco Manufacturing, LP maintains several small petty cash accounts for use
3                1             by its various operating divisions.  These amounts are intended to be
5                1             maintained on an imprest basis by way of intercompany transfers from Kevco
                               Management which maintains the lead account (see footnote for MOR 1, Line
                               1). The general ledger reflects a negative balance of $55,996. Bank statements are showing balances of approximately $7,000. Debtor has been unable to reconcile the bank statements to the general ledger as of the date of filing. For purposes of this presentation, cash is reflected as $0 at February 28, 2001. The Debtor is in the process of conducting complete reconciliations of all bank statements and intends to provide such information on subsequent Monthly Operating Reports.




KEVCO MANUFACTURING INC. 2-1-01 MOR's                                Pg. 1 of 3

ACCRUAL
BASIS
FORM             LINE
NUMBER           NUMBER                                   FOOTNOTE / EXPLANATION
---------------- ------------- ------------------------------------------------------------------------------
1                4             Pursuant to an Asset Purchase Agreement approved by the Court on February
1                5             23, 2001 and effective as of the same date among Kevco, Inc., Kevco
1                10            Manufacturing, LP, Wingate Management Co. II, LP and Adorn, LLC, certain
1                11            assets and liabilities of Design Components, a division of Kevco
1                24            Manufacturing, were transferred to Adorn, LLC.  At the effective date of
1                26            purchase, Buyer assumed certain executory contracts, approximately $1.6
2                17E           million of debtor's unsecured pre-petition liabilities. $3.5 million of
6                1             accounts receivable, $5 million of inventory and $2.2 million (book value)
7                1             of property and equipment.  Payment was made directly to Bank of America,
7                4             the secured lender, thereby reducing pre-petition secured debt.  Kevco,
                               Inc.'s report reflects the transaction detail (see Footnote 1,32).

1                7             Prepaid expenses consist of vendor pre-payments and a Smart Jobs Credit with the Texas Department of Economic Development.

1                15A           Intercompany receivables/payables are from/to co-debtors Kevco Management
1                27A           Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
7                3             401-40789-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                               Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                               401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                               Kevco, Inc. (Case No. 401-40783-BJH-11).  Debtor currently has $20,020,858 of intercompany receivables and $69,009,594 of intercompany payables.  The amounts reflected on Debtor's schedules were $13,541,943 and $68,508,999 respectively.  The change in intercompany balances has not been included in post-petition activity due to the nature of the asset/liability.

1                22B           The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor's
                               Schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                               Liabilities."

1                25            Pursuant to Order dated February 12, 2001 and Supplemental Order dated March
7                4             14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a)
                               allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

4                9             Sales tax owing is an accrual only and not yet due.  Some of the property
4                13            taxes payable may be pre-petition.  Once they are identified, the monthly operating report will be adjusted.



KEVCO MANUFACTURING INC. 2-1-01 MOR's                                Pg. 2 of 3

ACCRUAL
BASIS
FORM             LINE
NUMBER           NUMBER                                   FOOTNOTE / EXPLANATION
---------------- ------------- ------------------------------------------------------------------------------
1                32            The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (see Footnote 1,4).  The secured debt owed to
                               Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities.  The charge to equity is simply an adjustment to the balance sheet.  See Kevco,
                               Inc.'s Monthly Operating Report for details of the transaction.

6                2             The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected.  The Debtor does not isolate monthly payments due or paid on account of such leases.
                               Instead, all lease payments are reflected in the Debtor's accounts payable system.  To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals.  The Debtor simply does not have available to it the resources that would be required to provide the detail requested.  If any party-in-interest desires specific information about any specific lease, the
                               Debtor will provide such information upon request.

7                4             In addition to the secured debt (see Footnote 1,24), taxes and wages (see
                               Footnote 1,25), Kevco Manufacturing, LP has also paid approximately $65,000 in cure payments for leases and contracts that were assumed and then assigned to Adorn (see Footnote 1,24)

KEVCO MANUFACTURING INC. 2-1-01 MOR's                                Pg. 3 of 3